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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                                3% NOTES DUE 2008
                                       OF
                                  FISERV, INC.

          This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the exchange offer of Fiserv, Inc. (the "Company") made pursuant to the Prospectus dated ___________, 2003 (the "Prospectus") if certificates for the outstanding 3% Notes due 2008 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach BNY Midwest Trust Company as exchange agent (the "Exchange Agent"), prior to 11:59 P.M., New York City time, on _______, 2003 (the "Expiration Date"). This Notice of Guaranteed Delivery may be delivered or transmitted by facsimile transmission, overnight courier, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the exchange offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 11:59 P.M., New York City time, on the Expiration Date.

          The Exchange Agent for the exchange offer is BNY Midwest Trust
Company.

      By Facsimile Transmission:            By Registered or Certified Mail,
      -------------------------                Hand or Overnight Courier:
   (For Eligible Institutions Only)            -------------------------
           Bank of New York                         Bank of New York
      Corporate Trust Department               Corporate Trust Department
         Reorganization Unit                      Reorganization Unit
            (212) 298-1915                       101 Barclay Street- 7E
        Attention: Mr. Kin Lau                     New York, NY 10286
                                                 Attention: Mr. Kin Lau
        Confirm by Telephone:
        --------------------
            (212) 815-3750

          DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

          THIS NOTICE IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, THE SIGNATURE GUARANTEED MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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Ladies and Gentlemen:

          Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes of the series set forth below pursuant to the guaranteed delivery procedures described in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus.

---------------------------------   -------------------------------------------
Total Principal Amount of Old       If Old Notes will be delivered by book-entry
 Notes Tendered:*                   transfer to The Depository Trust Company,
                                    provide account number.

         $ __________                  Account Number ___________________

Certificate Nos. (if available)

_____________________________

_____________________________           _____________________________

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

          All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

          PLEASE SIGN HERE
     X______________________________        ______________________________

     X______________________________        ______________________________
         Signature(s) of Owner(s)                       Date
         or Authorized Signatory

Area Code and Telephone Number(s): ___________________________________

          Must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please provide the following information.

                      Please print name(s) and address(es)

Name(s): ______________________________________________________________________

_______________________________________________________________________________

Capacity: _____________________________________________________________________

Address(es): __________________________________________________________________

_______________________________________________________________________________

Telephone Number: _____________________________________________________________

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                                    GUARANTEE
                    (Not to be used for signature guarantee)

          The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution" including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution"), hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

_____________________________________    _______________________________________
             Name of Firm                         Authorized Signature

_____________________________________    _______________________________________
               Address                                   Title

_____________________________________    Name:__________________________________
               Zip Code                           (Please Type or Print)

_____________________________________    Dated:_________________________________
           Telephone Number

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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